Telstra Corporation Limited
Certification
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)
     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Telstra Corporation Limited, an Australian public limited liability company (the “Company”), hereby certifies that:
     The Annual Report on Form 20-F for the year ended June 30, 2005 (the “Report”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: 6 October 2005

/s/ Solomon Trujillo
Solomon Trujillo
Chief Executive Officer
EXHIBIT 13

Telstra Corporation Limited
Certification
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)
     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Telstra Corporation Limited, an Australian public limited liability company (the “Company”), hereby certifies that:
     The Annual Report on Form 20-F for the year ended June 30, 2005 (the “Report”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: 6 October 2005

/s/ J Stanhope
John Stanhope
Chief Financial Officer
EXHIBIT 13